Exhibit 99(a)

For additional information contact:	Andrew Moreau 501-905-7962
Vice President - Corporate Communications
andrew.moreau@alltel.com

Rob Clancy 501-905-8991
Vice President - Investor Relations
rob.clancy@alltel.com

Release Date:	Jan. 21, 2005

ALLTEL achieves double-digit earnings growth

as wireless revenues rise 11 percent

Wireless gains 139,000 net adds, average customer revenue up 4 percent

LITTLE ROCK, Ark. - ALLTEL today announced that the company achieved double-digit earnings growth in the fourth quarter and for all of 2004, driven by outstanding performance in the wireless business. Fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) was 89 cents for the quarter and $3.39 for the year. Fully diluted earnings per share from current businesses in the quarter was 89 cents, a 16 percent increase from a year ago. Fully diluted earnings per share from current businesses in the year was $3.37, a 10 percent increase from a year ago.

Among the highlights for the fourth quarter:

  Total revenues were $2.1 billion, a 6 percent increase from a year ago. Total operating income was $501 million, a 6 percent increase. Net income under GAAP was $271 million. Net income from current businesses was $270 million, a 13 percent increase.
  Wireless revenues were $1.3 billion, an 11 percent increase from a year ago. The company added more than 139,000 net new wireless customers, most of which were post-pay, a 46 percent increase from a year ago. Average revenue per customer was $49.24, a 4 percent increase. Post-pay churn was 1.68 percent, a 14 percent improvement from a year ago and the best post-pay churn rate for the fourth quarter since 1998.
  ALLTEL added a record 26,000 net new broadband customers, with total penetration reaching 12 percent of addressable lines. Wireline average revenue per customer was $66.98, a 1 percent increase. Feature revenue per eligible line increased 7 percent.
  Equity free cash flow from current businesses was $226 million, a 4 percent increase. Net cash from operations was level at $623 million.

"ALLTEL delivered fourth-quarter and annual results that reflect the focus our entire organization has placed on achieving superior financial results while improving service to our customers," said Scott Ford, ALLTEL president and chief executive officer. "Our wireless business continues to improve in almost every area, producing double-digit revenue growth driven by our focus on adding high-value customers, who also are increasing their use of our wireless data services. Our wireline business had a record quarter of broadband growth and ALLTEL continues to maintain industry-leading margins.

"This was an outstanding year for our company. ALLTEL is growing the business, delivering value for our shareholders and improving service for our customers."

Among the highlights for the year:

  Total revenues were $8.2 billion, a 3 percent increase from year-end 2003. Total operating income was $1.9 billion, a 1 percent increase. Net income under GAAP was $1 billion. Net income from current businesses was $1 billion, a 9 percent increase.
  The company's net new wireless customer additions reached nearly 511,000, an 86 percent increase from 2003 and the largest annual gain since 1998. Average revenue per customer was $48.13, the highest annual rate in four years. Post-pay churn for the year was 1.74 percent, the best annual rate since 1998.
  ALLTEL now has more than 243,000 broadband customers, a 59 percent increase from year-end 2003. Average revenue per wireline customer was $65.87, a 2 percent increase.
  Equity free cash flow from current businesses was $1.2 billion, a 17 percent increase from a year ago. Net cash from operations remained level at $2.5 billion.
  ALLTEL returned more than $1 billion in capital to shareholders by paying more than $450 million in dividends and repurchasing 11.2 million shares of stock for $600 million.

In 2004, the company expanded its footprint by acquiring the wireless assets of MobileTel in Louisiana and certain wireless assets from U.S. Cellular and TDS Telecom in Georgia, Florida, Mississippi, North Carolina, Ohio and Wisconsin. ALLTEL also announced in 2004 it would acquire Cingular assets in Oklahoma, Texas, Kentucky, Connecticut, Mississippi and Kansas. That transaction is expected to close in the second quarter of 2005.

Earlier this month, ALLTEL reached an agreement to merge with Western Wireless Corp. in a $6 billion stock-and-cash transaction that is expected to close by mid-year. The company will gain about 1.4 million domestic wireless customers in 19 midwestern and western states that are contiguous to existing properties. It also will add about 1.6 million international customers.

ALLTEL is a customer-focused communications company with more than 13 million customers and $8 billion in annual revenues. ALLTEL provides wireless, local telephone, long-distance, Internet and broadband services to residential and business customers in 26 states.

ALLTEL claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by ALLTEL; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the company's wireless roaming agreements; the potential for adverse changes in the ratings given to ALLTEL's debt securities by nationally accredited ratings organizations; the availability and cost of financing in the corporate debt markets; the uncertainties related to ALLTEL's strategic investments; the effects of work stoppages; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

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ALLTEL, NYSE: AT

www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS
BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION
(In thousands, except per share amounts)

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
			Increase				Increase
	December 31,	December 31,	(Decrease)		December 31,	December 31,	(Decrease)
	2004	2003	Amount	%	2004	2003	Amount	%
UNDER GAAP:
Revenues and sales:
Wireless	$1,326,772	$1,191,932	$134,840	11	$5,078,087	$4,728,399	$349,688	7
Wireline	607,775	615,784	(8,009)	(1)	2,419,809	2,436,079	(16,270)	(1)
Communications support services	248,489	247,139	1,350	1	923,855	959,061	(35,206)	(4)

Total business segments	2,183,036	2,054,855	128,181	6	8,421,751	8,123,539	298,212	4
Less intercompany eliminations	43,243	41,179	2,064	5	175,610	143,629	31,981	22

Total revenues and sales	$2,139,793	$2,013,676	$126,117	6	$8,246,141	$7,979,910	$266,231	3

Segment income:
Wireless	$260,154	$231,607	$28,547	12	$1,020,239	$998,000	$22,239	2
Wireline	235,666	236,830	(1,164)	-	925,991	883,873	42,118	5
Communications support services	13,885	17,623	(3,738)	(21)	62,717	76,417	(13,700)	(18)

Total segment income	509,705	486,060	23,645	5	2,008,947	1,958,290	50,657	3
Less: corporate expenses	9,342	12,008	(2,666)	(22)	36,427	41,316	(4,889)	(12)
restructuring and other charges	(873)	-	(873)	-	50,892	18,979	31,913	168

Total operating income	$501,236	$474,052	$27,184	6	$1,921,628	$1,897,995	$23,633	1

Operating margin (A):
Wireless	19.6%	19.4%	.2%	1	20.1%	21.1%	(1.0%)	(5)
Wireline	38.8%	38.5%	.3%	1	38.3%	36.3%	2.0%	6
Communications support services	5.6%	7.1%	(1.5%)	(21)	6.8%	8.0%	(1.2%)	(15)
Consolidated	23.4%	23.5%	(.1%)	-	23.3%	23.8%	(.5%)	(2)
Net income	$270,645	$258,935	$11,710	5	$1,046,235	$1,330,119	$(283,884)	(21)
Earnings per share:
Basic	$.89	$.83	$.06	7	$3.40	$4.27	$(.87)	(20)
Diluted	$.89	$.83	$.06	7	$3.39	$4.25	$(.86)	(20)
Weighted average common shares:
Basic	302,809	312,413	(9,604)	(3)	307,288	311,784	(4,496)	(1)
Diluted	304,095	313,265	(9,170)	(3)	308,339	312,767	(4,428)	(1)
Annual dividend rate per common share	$1.52	$1.48	$.04	3
FROM CURRENT BUSINESSES (NON-GAAP) (B):
Operating income	$500,363	$474,052	$26,311	6	$1,972,520	$1,916,974	$55,546	3
Operating margin (A)	23.4%	23.5%	(.1%)	-	23.9%	24.0%	(.1%)	-
Net income	$270,058	$239,994	$30,064	13	$1,038,110	$954,395	$83,715	9
Earnings per share:
Basic	$.89	$.77	$.12	16	$3.38	$3.06	$.32	10
Diluted	$.89	$.77	$.12	16	$3.37	$3.05	$.32	10

(A)	Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.

(B)
Current businesses excludes the effects of discontinued operations, early termination of debt, restructuring and other charges, gain on disposal of assets, write-down of investments, and the reversal of certain income tax contingency reserves.

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
Revenues and sales:
Service revenues	$1,897,402	$1,806,026	$7,374,279	$7,156,067
Product sales	242,391	207,650	871,862	823,843

Total revenues and sales	2,139,793	2,013,676	8,246,141	7,979,910

Costs and expenses:
Cost of services	604,818	567,946	2,374,220	2,273,598
Cost of products sold	299,603	262,058	1,075,545	1,043,468
Selling, general, administrative and other	402,489	388,290	1,524,165	1,498,122
Depreciation and amortization	332,520	321,330	1,299,691	1,247,748
Restructuring and other charges	(873)	-	50,892	18,979

Total costs and expenses	1,638,557	1,539,624	6,324,513	6,081,915

Operating income	501,236	474,052	1,921,628	1,897,995
Equity earnings in unconsolidated partnerships	14,970	16,401	68,486	64,373
Minority interest in consolidated partnerships	(19,227)	(17,093)	(80,096)	(78,604)
Other income, net	11,360	3,596	34,500	11,068
Interest expense	(87,512)	(90,881)	(352,490)	(378,627)
Gain on disposal of assets, write-down of investments and other	-	30,999	-	17,933

Income from continuing operations before income taxes	420,827	417,074	1,592,028	1,534,138
Income taxes	150,182	158,139	565,331	580,609

Income from continuing operations	270,645	258,935	1,026,697	953,529
Discontinued operations:
Income from discontinued operations (net of income taxes)	-	-	19,538	37,072
Gain on sale of discontinued operations (net of income taxes)	-	-	-	323,927

Income before cumulative effect of accounting change	270,645	258,935	1,046,235	1,314,528
Cumulative effect of accounting change (net of income taxes)	-	-	-	15,591

Net income	270,645	258,935	1,046,235	1,330,119
Preferred dividends	25	27	103	111

Net income applicable to common shares	$270,620	$258,908	$1,046,132	$1,330,008

Basic earnings per share:
Income from continuing operations	$.89	$.83	$3.34	$3.06
Income from discontinued operations	-	-	.06	1.16
Cumulative effect of accounting change	-	-	-	.05

Net income	$.89	$.83	$3.40	$4.27

Diluted earnings per share:
Income from continuing operations	$.89	$.83	$3.33	$3.05
Income from discontinued operations	-	-	.06	1.15
Cumulative effect of accounting change	-	-	-	.05

Net income	$.89	$.83	$3.39	$4.25

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 3
for the three months ended December 31, 2004
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,897,402	$-		$1,897,402	$1,252,773	$597,315	$81,462	$(34,148)
Product sales	242,391	-		242,391	73,999	10,460	167,027	(9,095)

Total revenues and sales	2,139,793	-		2,139,793	1,326,772	607,775	248,489	(43,243)

Costs and expenses:
Cost of services	604,818	-		604,818	399,114	173,146	64,297	(31,739)
Cost of products sold	299,603	-		299,603	154,747	8,576	146,997	(10,717)
Selling, general, administrative and other	402,489	-		402,489	318,968	62,466	14,856	6,199
Depreciation and amortization	332,520	-		332,520	193,789	127,921	8,454	2,356
Restructuring and other charges	(873)	873	(A)	-	-	-	-	-

Total costs and expenses	1,638,557	873		1,639,430	1,066,618	372,109	234,604	(33,901)

Operating income	501,236	(873)		500,363	$260,154	$235,666	$13,885	$(9,342)

Equity earnings in unconsolidated partnerships	14,970	-		14,970
Minority interest in consolidated partnerships	(19,227)	-		(19,227)
Other income, net	11,360	-		11,360
Interest expense	(87,512)	-		(87,512)
Gain on disposal of assets, write-down of investments and other	-	-		-

Income from continuing operations before income taxes	420,827	(873)		419,954
Income taxes	150,182	(286	)(F)	149,896

Income from continuing operations	270,645	(587)		270,058
Discontinued operations:
Income from discontinued operations (net of income taxes)	-	-		-
Gain on sale of discontinued operations (net of income taxes)	-	-		-

Income before cumulative effect of accounting change	270,645	(587)		270,058
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	270,645	(587)		270,058
Preferred dividends	25	-		25

Net income applicable to common shares	$270,620	$(587)		$270,033

Basic earnings per share:
Income from continuing operations	$.89	$-		$.89
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-

Net income	$.89	$-		$.89

Diluted earnings per share:
Income from continuing operations	$.89	$-		$.89
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-

Net income	$.89	$-		$.89

See notes on pages 7 and 8 for a description of the line items marked (A) - (I).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 4
for the three months ended December 31, 2003
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$1,806,026	$-		$1,806,026	$1,128,024	$605,665	$105,910	$(33,573)
Product sales	207,650	-		207,650	63,908	10,119	141,229	(7,606)

Total revenues and sales	2,013,676	-		2,013,676	1,191,932	615,784	247,139	(41,179)

Costs and expenses:
Cost of services	567,946	-		567,946	350,603	173,751	74,876	(31,284)
Cost of products sold	262,058	-		262,058	131,243	7,495	131,568	(8,248)
Selling, general, administrative and other	388,290	-		388,290	303,033	65,644	13,896	5,717
Depreciation and amortization	321,330	-		321,330	175,446	132,064	9,176	4,644
Restructuring and other charges	-	-		-	-	-	-	-

Total costs and expenses	1,539,624	-		1,539,624	960,325	378,954	229,516	(29,171)

Operating income	474,052	-		474,052	$231,607	$236,830	$17,623	$(12,008)

Equity earnings in unconsolidated partnerships	16,401	-		16,401
Minority interest in consolidated partnerships	(17,093)	-		(17,093)
Other income, net	3,596	-		3,596
Interest expense	(90,881)	-		(90,881)
Gain on disposal of assets, write-down of investments and other	30,999	(30,999	)(C)	-

Income from continuing operations before income taxes	417,074	(30,999)		386,075
Income taxes	158,139	(12,058	)(F)	146,081

Income from continuing operations	258,935	(18,941)		239,994
Discontinued operations:
Income from discontinued operations (net of income taxes)	-	-		-
Gain on sale of discontinued operations (net of income taxes)	-	-		-

Income before cumulative effect of accounting change	258,935	(18,941)		239,994
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	258,935	(18,941)		239,994
Preferred dividends	27	-		27

Net income applicable to common shares	$258,908	$(18,941)		$239,967

Basic earnings per share:
Income from continuing operations	$.83	$(.06)		$.77
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-

Net income	$.83	$(.06)		$.77

Diluted earnings per share:
Income from continuing operations	$.83	$(.06)		$.77
Income from discontinued operations	-	-		-
Cumulative effect of accounting change	-	-		-

Net income	$.83	$(.06)		$.77

See notes on pages 7 and 8 for a description of the line items marked (A) - (I).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 5
for the twelve months ended December 31, 2004
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$7,374,279	$-		$7,374,279	$4,791,235	$2,380,788	$346,662	$(144,406)
Product sales	871,862	-		871,862	286,852	39,021	577,193	(31,204)

Total revenues and sales	8,246,141	-		8,246,141	5,078,087	2,419,809	923,855	(175,610)

Costs and expenses:
Cost of services	2,374,220	-		2,374,220	1,543,576	704,335	257,845	(131,536)
Cost of products sold	1,075,545	-		1,075,545	573,646	28,711	514,239	(41,051)
Selling, general, administrative and other	1,524,165	-		1,524,165	1,201,789	244,327	54,729	23,320
Depreciation and amortization	1,299,691	-		1,299,691	738,837	516,445	34,325	10,084
Restructuring and other charges	50,892	(50,892	)(A)(B)	-	-	-	-	-

Total costs and expenses	6,324,513	(50,892)		6,273,621	4,057,848	1,493,818	861,138	(139,183)

Operating income	1,921,628	50,892		1,972,520	$1,020,239	$925,991	$62,717	$(36,427)

Equity earnings in unconsolidated partnerships	68,486	-		68,486
Minority interest in consolidated partnerships	(80,096)	-		(80,096)
Other income, net	34,500	-		34,500
Interest expense	(352,490)	-		(352,490)
Gain on disposal of assets, write-down of investments and other	-	-		-

Income from continuing operations before income taxes	1,592,028	50,892		1,642,920
Income taxes	565,331	39,479	(F)(G)	604,810

Income from continuing operations	1,026,697	11,413		1,038,110
Discontinued operations:
Income from discontinued operations (net of income taxes)	19,538	(19,538	)(G)	-
Gain on sale of discontinued operations (net of income taxes)	-	-		-

Income before cumulative effect of accounting change	1,046,235	(8,125)		1,038,110
Cumulative effect of accounting change (net of income taxes)	-	-		-

Net income	1,046,235	(8,125)		1,038,110
Preferred dividends	103	-		103

Net income applicable to common shares	$1,046,132	$(8,125)		$1,038,007

Basic earnings per share:
Income from continuing operations	$3.34	$ .04		$3.38
Income from discontinued operations	.06	(.06)		-
Cumulative effect of accounting change	-	-		-

Net income	$3.40	$(.02)		$3.38

Diluted earnings per share:
Income from continuing operations	$3.33	$ .04		$3.37
Income from discontinued operations	.06	(.06)		-
Cumulative effect of accounting change	-	-		-

Net income	$3.39	$(.02)		$3.37

See notes on pages 7 and 8 for a description of the line items marked (A) - (I).

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ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 6
for the twelve months ended December 31, 2003
(In thousands, except per share amounts)

								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations
Revenues and sales:
Service revenues	$7,156,067	$-		$7,156,067	$4,466,462	$2,395,625	$428,983	$(135,003)
Product sales	823,843	-		823,843	261,937	40,454	530,078	(8,626)

Total revenues and sales	7,979,910	-		7,979,910	4,728,399	2,436,079	959,061	(143,629)

Costs and expenses:
Cost of services	2,273,598	-		2,273,598	1,367,812	737,161	299,006	(130,381)
Cost of products sold	1,043,468	-		1,043,468	536,648	29,131	486,936	(9,247)
Selling, general, administrative and other	1,498,122	-		1,498,122	1,154,961	259,406	60,511	23,244
Depreciation and amortization	1,247,748	-		1,247,748	670,978	526,508	36,191	14,071
Restructuring and other charges	18,979	(18,979	)(D)	-	-	-	-	-

Total costs and expenses	6,081,915	(18,979)		6,062,936	3,730,399	1,552,206	882,644	(102,313)

Operating income	1,897,995	18,979		1,916,974	$998,000	$883,873	$76,417	$(41,316)

Equity earnings in unconsolidated partnerships	64,373	-		64,373
Minority interest in consolidated partnerships	(78,604)	-		(78,604)
Other income, net	11,068	-		11,068
Interest expense	(378,627)	-		(378,627)
Gain on disposal of assets, write-down of investments and other	17,933	(17,933	)(C)(E)	-

Income from continuing operations before income taxes	1,534,138	1,046		1,535,184
Income taxes	580,609	180	(F)	580,789

Income from continuing operations	953,529	866		954,395
Discontinued operations:
Income from discontinued operations (net of income taxes)	37,072	(37,072	)(H)	-
Gain on sale of discontinued operations (net of income taxes)	323,927	(323,927	)(H)	-

Income before cumulative effect of accounting change	1,314,528	(360,133)		954,395
Cumulative effect of accounting change (net of income taxes)	15,591	(15,591	)(I)	-

Net income	1,330,119	(375,724)		954,395
Preferred dividends	111	-		111

Net income applicable to common shares	$1,330,008	$(375,724)		$954,284

Basic earnings per share:
Income from continuing operations	$3.06	$ -		$3.06
Income from discontinued operations	1.16	(1.16)		-
Cumulative effect of accounting change	.05	(.05)		-

Net income	$4.27	$(1.21)		$3.06

Diluted earnings per share:
Income from continuing operations	$3.05	$ -		$3.05
Income from discontinued operations	1.15	(1.15)		-
Cumulative effect of accounting change	.05	(.05)		-

Net income	$4.25	$(1.20)		$3.05

See notes on pages 7 and 8 for a description of the line items marked (A) - (I).

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 7

As disclosed in the Company’s Form 8-K filed on January 21, 2005, ALLTEL has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, early termination of debt, restructuring and other charges, gain on disposal of assets, write-down of investments, and the reversal of certain income tax contingency reserves. ALLTEL’s purpose for excluding items from the current business measures is to focus on ALLTEL’s true earnings capacity associated with providing telecommunication services. Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

ALLTEL believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations. The Company uses results from current businesses as management’s primary measure of the performance of its business segments. ALLTEL management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the restructuring and other charges, gain on disposal of assets, write-down of investments and debt prepayment penalties have not been allocated to the business segments. In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)
The Company recorded a $0.9 million reduction in the liabilities associated with the restructuring efforts initiated in the first quarter of 2004 (see Note B), consisting of $0.7 million in employee relocation expenses and $0.2 million in severance and employee benefit costs.

(B)
The Company announced its plans to reorganize its operating structure and exit its CLEC operations in the Jacksonville, Florida market. In connection with these activities, the Company recorded a restructuring charge of $29.3 million consisting of severance and employee benefit costs related to a planned workforce reduction, employee relocation costs, lease termination and other restructuring-related costs. The Company also recorded a $2.3 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003. In addition, the Company recorded a write-down of $24.8 million in the carrying value of certain corporate and regional facilities to fair value in conjunction with the proposed leasing or sale of those facilities.

(C)
The Company recorded a pretax gain of $31.0 million from the sale of certain assets and related liabilities, including selected customer contracts and capitalized software development costs, associated with the Company’s telecommunications information services operations.

(D)
These charges included severance and employee benefit costs of $8.5 million related to a planned workforce reduction, primarily resulting from the closing of certain call center locations. The Company also recorded a $2.7 million reduction in the liabilities associated with various restructuring activities initiated prior to 2003. ALLTEL also wrote off $13.2 million of certain capitalized software development costs that had no alternative future use or functionality.

(E)
ALLTEL recorded pretax write-downs totaling $6.0 million to reflect other-than-temporary declines in the fair value of certain investments in unconsolidated limited partnerships. In addition, the Company retired, prior to its stated maturity dates, $249.1 million of long-term debt, representing all of the long-term debt outstanding under the Rural Utilities Services, Rural Telephone Bank and Federal Financing Bank programs. In connection with the early retirement of the debt, the Company incurred pretax termination fees of $7.1 million.

(F)	Tax-related effect of the items discussed in Notes A - E above.

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ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 8

(G)
During the third quarter of 2004, the Internal Revenue Service (“IRS”) completed its fieldwork related to the audits of the Company’s consolidated federal income tax returns for the fiscal years 1997 through 2001. As a result of the IRS completing this phase of their audits, ALLTEL reassessed its income tax contingency reserves related to the periods under examination. Based upon this reassessment, ALLTEL recorded a $129.3 million reduction in its income tax contingency reserves in the third quarter of 2004. The corresponding effects of the reversal of these tax contingencies resulted in a reduction in goodwill of $94.5 million and a reduction in income tax expense associated with continuing operations of $19.7 million. In addition, $15.1 million of the income tax contingency reserves reversed related to the financial services division of ALLTEL’s information services subsidiary, ALLTEL Information Services, Inc., that was sold to Fidelity National Financial Inc. (“Fidelity National”) on April 1, 2003. (See Note H.) Pursuant to the terms of the sale agreement, ALLTEL retained, as of the date of sale, all income tax liabilities related to the sold operations and agreed to indemnify Fidelity National from any future tax liability imposed on the financial services division for periods prior to the date of sale. The adjustment of the tax contingency reserves related to the disposed financial services division has been reported as “discontinued operations” in the Company’s consolidated financial statements for the twelve months ended December 31, 2004. Discontinued operations for the twelve months ended December 31, 2004 also included a tax benefit of $4.4 million attributable to a foreign tax credit carryback recognized as a result of the IRS audits.

(H)
Eliminates the effects of discontinued operations. On April 1, 2003, ALLTEL completed the sale of the financial services division of its information services subsidiary, ALLTEL Information Services, Inc., to Fidelity National, for $1.05 billion received as $775.0 million in cash and $275.0 million in Fidelity National common stock. As part of this transaction, Fidelity National acquired ALLTEL’s mortgage servicing, retail and wholesale banking and commercial lending operations, as well as the community/regional bank division.

(I)
Represents the cumulative effect of the change in accounting resulting from the Company’s adoption of Statement of Financial Accounting Standards (“SFAS”) No. 143, “Accounting for Asset Retirement Obligations”. In accordance with federal and state regulations, depreciation expense for ALLTEL’s wireline operations historically included an additional provision for cost of removal. For ALLTEL’s wireline operations in Kentucky and Nebraska not subject to SFAS No. 71, “Accounting for the Effects of Certain Types of Regulation”, effective with the adoption of SFAS No. 143, the Company ceased recognition of the cost of removal provision in depreciation expense and eliminated the cumulative cost of removal included in accumulated depreciation because it did not meet the recognition and measurement principles of an asset retirement obligation under SFAS No. 143. As a result of a Federal Communications Commission ruling, ALLTEL continues to record a regulatory liability for cost of removal for its wireline subsidiaries that follow the accounting prescribed by SFAS No. 71.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 9
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
			Increase				Increase
	December 31,	December 31,	(Decrease)		December 31,	December 31,	(Decrease)
	2004	2003	Amount	%	2004	2003	Amount	%
Wireless:
Controlled POPs	62,313,192	60,368,281	1,944,911	3
Customers	8,626,487	8,023,425	603,062	8
Penetration rate	13.8%	13.3%	.5%	4
Average customers	8,481,561	7,956,723	524,838	7	8,295,939	7,834,470	461,469	6
Gross customer additions:
Internal	690,811	696,888	(6,077)	(1)	2,720,339	2,709,369	10,970	-
Acquired	92,345	-	92,345	-	92,345	147,462	(55,117)	(37)

Total	783,156	696,888	86,268	12	2,812,684	2,856,831	(44,147)	(2)

Net customer additions:
Internal	139,415	95,374	44,041	46	510,717	274,365	236,352	86
Acquired	92,345	-	92,345	-	92,345	147,462	(55,117)	(37)

Total	231,760	95,374	136,386	143	603,062	421,827	181,235	43

Customer acquisition costs:
Product sales	$(50,530)	$(45,486)	$(5,044)	(11)	$(209,874)	$(176,429)	$(33,445)	(19)
Cost of products sold	80,557	76,980	3,577	5	322,737	296,757	25,980	9
Selling and marketing expenses	198,572	190,854	7,718	4	743,889	714,026	29,863	4

Total	$228,599	$222,348	$6,251	3	$856,752	$834,354	$22,398	3

Cost to acquire a new customer (A)	$331	$319	$12	4	$315	$308	$7	2
Cash costs:
Product sales	$(73,999)	$(63,908)	$(10,091)	(16)	$(286,852)	$(261,937)	$(24,915)	(10)
Cost of services	399,114	350,603	48,511	14	1,543,576	1,367,812	175,764	13
Cost of products sold	154,747	131,243	23,504	18	573,646	536,648	36,998	7
Selling, general, administrative and other	318,968	303,033	15,935	5	1,201,789	1,154,961	46,828	4

Total	798,830	720,971	77,859	11	3,032,159	2,797,484	234,675	8
Less customer acquisition costs	228,599	222,348	6,251	3	856,752	834,354	22,398	3

Total	$570,231	$498,623	$71,608	14	$2,175,407	$1,963,130	$212,277	11

Cash cost per unit per month, excluding customer acquisition costs (B)	$22.41	$20.89	$1.52	7	$21.85	$20.88	$.97	5
Revenues:
Service revenues	$1,252,773	$1,128,024	$124,749	11	$4,791,235	$4,466,462	$324,773	7
Less wholesale revenues	94,748	91,584	3,164	3	372,446	387,471	(15,025)	(4)

Retail revenues	$1,158,025	$1,036,440	$121,585	12	$4,418,789	$4,078,991	$339,798	8

Average revenue per customer per month (C)	$49.24	$47.26	$1.98	4	$48.13	$47.51	$.62	1
Retail revenue per customer per month (D)	$45.51	$43.42	$2.09	5	$44.39	$43.39	$1.00	2
Retail minutes of use per customer per month (E)	534	406	128	32	494	375	119	32
Postpay churn	1.68%	1.96%	(.28%)	(14)	1.74%	2.09%	(.35%)	(17)
Total churn	2.17%	2.53%	(.36%)	(14)	2.23%	2.59%	(.36%)	(14)
Service revenue operating margin (F)	20.8%	20.5%	.3%	1	21.3%	22.3%	(1.0%)	(4)
Capital expenditures (G)	$270,236	$223,242	$46,994	21	$797,106	$788,430	$8,676	1

(A)
Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported product sales, cost of products sold and sales and marketing expenses (included within “Selling, general, administrative and other”), as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period. Customer acquisition costs exclude amounts related to the Company’s customer retention efforts.

(B)
Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported product sales, cost of services, cost of products sold, selling, general, administrative and other expenses as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.

(C)	Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.

(D)	Retail revenue per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.

(E)	Retail minutes of use per customer per month represents the average monthly minutes that ALLTEL’s customers use on both the Company’s network and while roaming on other carriers’ networks.

(F)	Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.

(G)	Includes capitalized software development costs.

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ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 10
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				TWELVE MONTHS ENDED
			Increase				Increase
	December 31,	December 31,	(Decrease)		December 31,	December 31,	(Decrease)
	2004	2003	Amount	%	2004	2003	Amount	%
Wireline:
Customers	3,009,388	3,095,635	(86,247)	(3)
Average customers	3,024,635	3,108,589	(83,954)	(3)	3,061,529	3,136,777	(75,248)	(2)
DSL customers	243,325	153,028	90,297	59
Average revenue per customer per month (H)	$66.98	$66.03	$.95	1	$65.87	$64.72	$1.15	2
Capital expenditures (G)	$100,730	$115,964	$(15,234)	(13)	$336,498	$386,235	$(49,737)	(13)
Communications support services:
Long-distance customers	1,770,852	1,680,181	90,671	5
Capital expenditures (G)	$5,738	$3,738	$2,000	54	$15,150	$18,999	$(3,849)	(20)
Consolidated:
Equity free cash flow (I)	$225,693	$218,043	$7,650	4	$1,180,072	$1,007,733	$172,339	17
Capital expenditures (G)	$376,885	$343,281	$33,604	10	$1,157,729	$1,194,410	$(36,681)	(3)
Total assets	$16,603,736	$16,661,138	$(57,402)	-

(G)	Includes capitalized software development costs.

(H)	Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.

(I)
Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note G.

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ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP-Page 11
(In thousands)

ASSETS

	December 31,	December 31,
	2004	2003
CURRENT ASSETS:
Cash and short-term investments	$484,934	$657,764
Accounts receivable (less allowance for doubtful accounts of $53,606 and $46,333, respectively)	912,665	890,015
Inventories	156,785	122,133
Prepaid expenses and other	62,383	59,210

Total current assets	1,616,767	1,729,122

Investments	804,861	722,698
Goodwill	4,875,718	4,854,263
Other intangibles	1,306,140	1,336,956
PROPERTY, PLANT AND EQUIPMENT:
Land	278,084	259,180
Buildings and improvements	1,134,824	1,052,994
Wireline	6,735,748	6,514,694
Wireless	5,763,965	5,255,820
Information processing	1,048,446	946,749
Other	489,936	482,255
Under construction	385,283	398,232

Total property, plant and equipment	15,836,286	14,909,924
Less accumulated depreciation	8,288,195	7,289,145

Net property, plant and equipment	7,548,091	7,620,779

Other assets	452,159	397,320

TOTAL ASSETS	$16,603,736	$16,661,138

LIABILITIES AND SHAREHOLDERS’ EQUITY

	December 31,	December 31,
	2004	2003
CURRENT LIABILITIES:
Current maturities of long-term debt	$224,958	$277,235
Accounts payable	448,161	479,786
Advance payments and customer deposits	219,338	205,277
Accrued taxes	158,197	114,618
Accrued dividends	105,922	116,162
Accrued interest	120,259	107,085
Other current liabilities	183,523	192,504

Total current liabilities	1,460,358	1,492,667

Long-term debt	5,352,422	5,581,243
Deferred income taxes	1,715,119	1,417,667
Other liabilities	947,172	1,147,364
SHAREHOLDERS’ EQUITY:
Preferred stock	307	348
Common stock	302,268	312,644
Additional paid-in capital	197,902	750,131
Unrealized holding gain on investments	153,926	73,634
Foreign currency translation adjustment	482	569
Retained earnings	6,473,780	5,884,871

Total shareholders’ equity	7,128,665	7,022,197

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$16,603,736	$16,661,138

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ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP-Page 12
(In thousands)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
Net Cash Provided from Operations:
Net income	$270,645	$258,935	$1,046,235	$1,330,119
Adjustments to reconcile net income to net cash provided from operations:
Income from discontinued operations	-	-	(19,538)	(360,999)
Cumulative effect of accounting change	-	-	-	(15,591)
Depreciation and amortization	332,520	321,330	1,299,691	1,247,748
Provision for doubtful accounts	47,601	42,152	184,871	184,670
Non-cash portion of restructuring and other charges	-	-	25,569	13,245
Non-cash portion of gain on disposal of assets, write-down of investments and other	-	(30,999)	-	(25,035)
Increase in deferred income taxes	74,794	83,536	263,390	225,021
Reversal of income tax contingency reserves	-	-	(19,656)	-
Other, net	(5,861)	(9,903)	(14,336)	(11,403)
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(41,856)	9,877	(206,132)	(79,681)
Inventories	(44,750)	21,817	(33,842)	17,141
Accounts payable	65,854	53,692	(27,174)	21,803
Other current liabilities	6,490	(12,708)	70,602	30,177
Other, net	(82,646)	(113,555)	(102,831)	(102,461)

Net cash provided from operations	622,791	624,174	2,466,849	2,474,754

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(368,122)	(331,221)	(1,125,402)	(1,137,716)
Additions to capitalized software development costs	(8,763)	(12,060)	(32,327)	(56,694)
Additions to investments	(423)	(2,705)	(3,228)	(13,532)
Purchases of property, net of cash acquired	(185,136)	-	(185,136)	(160,560)
Proceeds from the sale of assets	-	46,072	-	46,072
Proceeds from the return on or sale of investments	21,497	14,046	88,612	48,348
Other, net	(313)	(7,833)	(907)	8,140

Net cash used in investing activities	(541,260)	(293,701)	(1,258,388)	(1,265,942)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(122,223)	(109,214)	(467,570)	(436,391)
Reductions in long-term debt	(22,246)	(19,146)	(277,240)	(763,429)
Distributions to minority investors	(17,240)	(23,085)	(66,917)	(67,551)
Repurchases of common stock	(88,419)	-	(595,350)	-
Common stock issued	5,146	18,205	25,873	49,131

Net cash used in financing activities	(244,982)	(133,240)	(1,381,204)	(1,218,240)

Net cash provided from (used in) discontinued operations	-	(106,376)	-	531,791
Effect of exchange rate changes on cash and short-term investments	-	5	(87)	760

Increase (decrease) in cash and short-term investments	(163,451)	90,862	(172,830)	523,123
Cash and Short-term Investments:
Beginning of the period	648,385	566,902	657,764	134,641

End of the period	$484,934	$657,764	$484,934	$657,764

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ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 13
(In thousands)

	THREE MONTHS ENDED		TWELVE MONTHS ENDED
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
Net cash provided from operations	$622,791	$624,174	$2,466,849	$2,474,754
Adjustments to reconcile to net income under GAAP:
Income from discontinued operations	-	-	19,538	360,999
Cumulative effect of accounting change	-	-	-	15,591
Depreciation and amortization expense	(332,520)	(321,330)	(1,299,691)	(1,247,748)
Provision for doubtful accounts	(47,601)	(42,152)	(184,871)	(184,670)
Non-cash portion of restructuring and other charges	-	-	(25,569)	(13,245)
Non-cash portion of gain on disposal of assets, write-down of investments and other	-	30,999	-	25,035
Increase in deferred income taxes	(74,794)	(83,536)	(263,390)	(225,021)
Reversal of income tax contingency reserves	-	-	19,656	-
Other non-cash changes, net	5,861	9,903	14,336	11,403
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions	96,908	40,877	299,377	113,021

Net income under GAAP	270,645	258,935	1,046,235	1,330,119
Adjustments to reconcile to net income from current businesses:
Restructuring and other charges, net of tax	(587)	-	31,069	9,449
Gain on disposal of assets, write-down of investments and other, net of tax	-	(18,941)	-	(8,583)
Reversal of income tax contingency reserves	-	-	(19,656)	-
Cumulative effect of accounting change	-	-	-	(15,591)
Income from discontinued operations	-	-	(19,538)	(360,999)

Net income from current businesses	270,058	239,994	1,038,110	954,395
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense	332,520	321,330	1,299,691	1,247,748
Capital expenditures	(376,885)	(343,281)	(1,157,729)	(1,194,410)

Equity free cash flow from current businesses	$225,693	$218,043	$1,180,072	$1,007,733

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